DELAWARE POOLED TRUST
Supplement to the Prospectus
dated February 28, 2006

The following replaces the first paragraph in the section of the Prospectus entitled "Dividends and Capital Gains Distributions" on page 81:

Dividends and Distributions. Each Portfolio has elected, or intends to elect, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a Portfolio generally pays no federal income tax on the income and gains it distributes to you. The Intermediate Fixed Income Portfolio expects to declare dividends daily and distribute them monthly. The Real Estate Investment Trust Portfolio expects to declare and distribute dividends quarterly. The Large-Cap Growth Equity, The Global Fixed Income, The International Fixed Income, The Large-Cap Value Equity, The Mid-Cap Growth Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Smid-Cap Growth Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The All-Cap Growth Equity, The Core Focus Fixed Income, The High-Yield Bond and The Core Plus Fixed Income Portfolios and The Real Estate Investment Trust Portfolio II expect to declare and distribute all of their net investment income, if any, to shareholders as dividends annually.

This Supplement is dated March 10, 2006.